Santé Health
Canada Canada

LN/NH: 97197

Therapeutic Products Directorate
Medical Devices Bureau
Direction des produits thérapeutiques
Bureau des matériels médicaux

Medical Device Licence

Homologation d'un instrument médical

Licence Number:	97197	**No d'homologation:**
First Issue Date:	2016/06/25	**Première date de délivrance:**

Device Class/Classe de l'instrument: 2

This Licence is issued in accordance with the Medical Devices Regulations, Section 36, for the following medical device:

La présente homologation est délivrée en vertu de l'article 36 du Règlement sur les instruments médicaux pour l'instrument médical suivant:

Licence Name/Nom de l'homologation:

NOW CARDIO

Licence Type/Type d'homologation:

System / Système

Manufacturer Name & Address/Nom du fabricant & adresse

CONTEX INTERNATIONAL TECHNOLOGIES (CANADA) INC.

2798 THAMESGATE DRIVE,
SUITE 6
MISSISSAUGA, ONTARIO
CANADA
L4T 4E8

Carey Agnew, A/Director, Medical Devices Bureau/Directrice intérimaire, Bureau des matériels médicaux

Application Number:
Numéro de la demande: 254360

Manufacturer ID:
Identificateur du fabricant: 142696

Components/Parts/Accessories/Devices for this Licence
Les composantes, parties, accessoires et instruments médicaux pour cette homologation

NOWCARDIO SENSOR

Device ID/No de l'instrument: 816771

Device Identifier / Identificateur de l'instrument (Model/Catalog Detail/No de modèle/Catalogue):

NC-PT-HW-1010

NOWCARDIO ELECTRODE

Device ID/No de l'instrument: 816772

Device Identifier / Identificateur de l'instrument (Model/Catalog Detail/No de modèle/Catalogue):

NC-EL-HW-1011

NOWCARDIO SMART DEVICE

Device ID/No de l'instrument: 816773

Device Identifier / Identificateur de l'instrument (Model/Catalog Detail/No de modèle/Catalogue):

NC-SD-HW-1012

NOWCARDIO CHARGER

Device ID/No de l'instrument: 816774

Device Identifier / Identificateur de l'instrument (Model/Catalog Detail/No de modèle/Catalogue):

NC-SD-HW-1013